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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 17, 2001

                          COMMISSION FILE NO. 333-76055

                          UNITED INDUSTRIES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 43-1025604
     (STATE OR OTHER JURISDICTION OF                  (I.R.S EMPLOYER
     INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NO.)

                               8825 PAGE BOULEVARD
                            ST. LOUIS, MISSOURI 63114
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (314) 427-0780
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.  None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. A significant amount of assets were acquired on December 17, 2001. See attached Press Release for further discussion.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.  None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.  None.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.  None.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.  None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.  None.

ITEM 8.  CHANGE IN FISCAL YEAR.  None.



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SIGNATURES
----------

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                            UNITED INDUSTRIES CORPORATION

DATED: DECEMBER 27, 2001                    BY: /s/ DANIEL J. JOHNSTON
                                                    ----------------------

                                            NAME: DANIEL J. JOHNSTON
                                            TITLE: EXECUTIVE VICE PRESIDENT AND
                                                     CHIEF FINANCIAL OFFICER


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